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            Supplement to the CypressTree Senior Floating Rate Fund
                            May 1, 1999 Prospectus

Effective September 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.45% of the Fund's expenses. During the month of September, up to an additional 0.30% will be phased in at the discretion of CAM, bringing the total expenses charged at month-end to no more than 0.75%. After 9/30/99, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



0899-10064                                                       August 31, 1999

                         PROSPECTUS DATED MAY 1, 1999